Item B.11.b - Terminated Legal Proceedings

Invesco Dynamic Credit Opportunities Fund

Docket No.: 0:10-cv-62035-KMM

Senior Transeastern Lenders, et al v. TOUSA, Inc. et al

The Fund was named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders was pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013. The review of the Transeastern Lenders remedies obligation was pending before the District Court. The parties argued the effects of the Supreme Court decisions in Executive Benefits Ins. Agency v. Arkison (In re Bellingham) (No. 12-1200) and Wellness International Network, Ltd. v. Sharif (No. 13-935) on liabilities before the District Court, which denied that the cases were an intervening change in law that affected the liabilities decision. The District Court remanded to the Bankruptcy Court a question on the effect of the settlement with other parties on the Transeastern Lenders remedies obligations. On April 1, 2016, the Bankruptcy Court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders.

On March 8, 2017, the District Court adopted the Bankruptcy Court’s report and recommendation on the impact of the interim settlements, holding that the settlement with the Transeastern Lenders and settlement of the D&O litigation had no impact on the remedial scheme. The Transeastern Lenders appealed this decision in April 2017. On January 11, 2018, the parties’ settlement of the TOUSA, Inc. matter was approved by the Bankruptcy Court. The Fund paid out $783,708. On February 6, 2018, the Eleventh Circuit Court of Appeals dismissed the TOUSA, Inc. matter with prejudice. The TOUSA, Inc. matter is concluded.